Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Significant Accounting Policies)	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Nature of Operations

Telephone and Data Systems, Inc. (“TDS”) is a diversified telecommunications company providing high-quality communications services to customers with approximately 5.0 million wireless connections and 1.2 million wireline and cable connections at December 31, 2016.  TDS conducts all of its wireless operations through its 83%-owned subsidiary, United States Cellular Corporation (“U.S. Cellular”).  TDS provides wireline services, cable services and hosted and managed services through its wholly-owned subsidiary, TDS Telecommunications Corporation (“TDS Telecom”).

TDS has the following reportable segments: U.S. Cellular, Wireline, Cable, and Hosted and Managed Services (“HMS”) operations.  TDS’ non-reportable other business activities are presented as “Corporate, Eliminations and Other”.  This includes the operations of TDS’ wholly-owned subsidiary Suttle-Straus, Inc. (“Suttle-Straus”).  Suttle-Straus’ financial results were not significant to TDS’ operations.  All of TDS’ segments operate only in the United States, except for HMS, which includes an insignificant foreign operation.  See Note 18 — Business Segment Information for summary financial information on each business segment.

Principles of Consolidation

The accounting policies of TDS conform to accounting principles generally accepted in the United States of America (“GAAP”) as set forth in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”).  Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC.  The consolidated financial statements include the accounts of TDS, its majority-owned subsidiaries, general partnerships in which it has a majority partnership interest, and variable interest entities (“VIEs”) in which TDS is deemed the primary beneficiary.  Both VIE and primary beneficiary represent terms defined by GAAP.  See Note 14 — Variable Interest Entities for additional information relating to TDS’ VIEs.  Intercompany accounts and transactions have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period.  Actual results could differ from those estimates.  Significant estimates are involved in accounting for goodwill and indefinite-lived intangible assets, income taxes and equipment installment plans.

Cash and Cash Equivalents	Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less.
Accounts Receivable

U.S. Cellular’s accounts receivable consist primarily of amounts owed by customers for wireless services and equipment sales, including sales of certain devices under equipment installment plans, by agents for sales of equipment to them and by other wireless carriers whose customers have used U.S. Cellular’s wireless systems.

TDS Telecom’s accounts receivable primarily consist of amounts owed by customers for services and products provided, by interexchange carriers for long-distance traffic which TDS Telecom carries on its network, and by interstate and intrastate revenue pools that distribute access charges.

Allowance for Doubtful Accounts

The allowance for doubtful accounts is the best estimate of the amount of probable credit losses related to existing billed and unbilled accounts receivable.  The allowance is estimated based on historical experience, account aging and other factors that could affect collectability.  Accounts receivable balances are reviewed on either an aggregate or individual basis for collectability depending on the type of receivable.  When it is probable that an account balance will not be collected, the account balance is charged against the allowance for doubtful accounts.  TDS does not have any off-balance sheet credit exposure related to its customers.

Inventory

Inventory consists primarily of wireless devices stated at the lower of cost or market, with cost determined using the first-in, first-out method and market determined by replacement cost or estimated net realizable value.

Intangible Assets

Licenses

Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (“FCC”) licenses to provide wireless service.

TDS has determined that wireless licenses are indefinite-lived intangible assets and, therefore, not subject to amortization based on the following factors:

  Radio spectrum is not a depleting asset.
  The ability to use radio spectrum is not limited to any one technology.
  TDS and its consolidated subsidiaries are licensed to use radio spectrum through the FCC licensing process, which enables licensees to utilize specified portions of the spectrum for the provision of wireless service.
  TDS and its consolidated subsidiaries are required to renew their FCC licenses every ten years or, in some cases, every fifteen years.  To date, all of TDS’ license renewal applications have been granted by the FCC.  Generally, license renewal applications filed by licensees otherwise in compliance with FCC regulations are routinely granted.  If, however, a license renewal application is challenged either by a competing applicant for the license or by a petition to deny the renewal application, the license will be renewed if the licensee can demonstrate its entitlement to a “renewal expectancy.”  Licensees are entitled to such an expectancy if they can demonstrate to the FCC that they have provided “substantial service” during their license term and have “substantially complied” with FCC rules and policies.  TDS believes that it is probable that its future license renewal applications will be granted.

U.S. Cellular performs its annual impairment assessment of Licenses as of November 1 of each year or more frequently if there are events or circumstances that cause U.S. Cellular to believe the carrying value of Licenses exceeds their fair value on a more likely than not basis.  For purposes of its 2016 and 2015 impairment testing of Licenses, U.S. Cellular separated its FCC licenses into eight units of accounting.  The eight units of accounting consisted of one unit of accounting for developed operating market licenses (“built licenses”) and seven geographic non-operating market licenses (“unbuilt licenses”).

As of November 1, 2016 and 2015, U.S. Cellular performed a qualitative impairment assessment to determine whether it was more likely than not that the fair value of the built and unbuilt licenses exceed their carrying value.  Based on the impairment assessments performed, U.S. Cellular did not have an impairment of its Licenses in 2016 or 2015.  See Note 7 — Intangible Assets for additional details related to Licenses.

Goodwill

TDS has Goodwill as a result of its acquisition of wireless, wireline, cable and HMS companies and, under previous business combination guidance in effect prior to 2009, step acquisitions related to U.S. Cellular’s repurchase of its common shares.  Such Goodwill represents the excess of the total purchase price over the fair value of net assets acquired in these transactions.  TDS performs its annual impairment assessment of Goodwill as of November 1 of each year or more frequently if there are events or circumstances that cause TDS to believe the carrying value of individual reporting units exceeds their respective fair values on a more likely than not basis.  See Note 7 — Intangible Assets for additional details related to Goodwill.

U.S. Cellular

For purposes of conducting its annual Goodwill impairment test as of November 1, 2016 and 2015, U.S. Cellular identified one reporting unit.  A discounted cash flow approach was used to value the reporting unit for purposes of the Goodwill impairment review.  Based upon the impairment assessments performed, U.S. Cellular did not have an impairment of its Goodwill in 2016 or 2015.

TDS Telecom

For purposes of conducting its annual Goodwill impairment test as of November 1, 2016 and 2015, TDS Telecom identified three reporting units: Wireline, Cable and HMS.  The discounted cash flow approach and guideline public company method were used to value the Wireline, Cable and HMS reporting units for the 2016 and 2015 annual impairment tests.  Based on the impairment assessments performed, Wireline, Cable and HMS did not have an impairment of their Goodwill in 2016 or 2015.

Franchise Rights

TDS Telecom has Franchise rights as a result of acquisitions of cable businesses.  Franchise rights are intangible assets that provide their holder with the right to operate a business in a certain geographical location as sanctioned by the franchiser, usually a government agency.  Cable Franchise rights are generally granted for ten year periods and may be renewed for additional terms upon approval by the granting authority.  TDS anticipates that future renewals of its Franchise rights will be granted.  TDS has determined that Franchise rights are indefinite-lived intangible assets and, therefore, not subject to amortization because TDS expects both the renewal by the granting authorities and the cash flows generated from the Franchise rights to continue indefinitely.

TDS Telecom performs its annual impairment assessment of Franchise rights as of November 1 of each year or more frequently if there are events or circumstances that cause TDS Telecom to believe the carrying value of Franchise rights exceeds their fair value on a more likely than not basis.  TDS Telecom tests Franchise rights for impairment at a unit of accounting level for which one unit of accounting was identified.  TDS Telecom estimates the fair value of Franchise rights for purposes of impairment testing using the build-out (or Greenfield) method.  Based on the impairment assessments performed, TDS Telecom did not have an impairment of Franchise rights in 2016 or 2015.  See Note 7 — Intangible Assets for additional details related to Franchise rights.

Investments in Unconsolidated Entities

For its equity method investments for which financial information is readily available, TDS records its equity in the earnings of the entity in the current period.  For its equity method investments for which financial information is not readily available, TDS records its equity in the earnings of the entity on a one quarter lag basis.

Property, Plant and Equipment

Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.

Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated.  Expenditures for maintenance and repairs of assets in service are charged to Cost of services or Selling, general and administrative expense, as applicable.  Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and charging it, together with net removal costs (removal costs less an applicable accrued asset retirement obligation and salvage value realized), to (Gain) loss on asset disposals, net.  Certain Wireline segment assets use the group depreciation method.  Accordingly, when a group method asset is retired in the ordinary course of business, the original cost of the asset and accumulated depreciation in the same amount are removed, with no gain or loss recognized on the disposition.

TDS capitalizes certain costs of developing new information systems.

Depreciation and Amortization

Depreciation is provided using the straight-line method over the estimated useful life of the related asset, except for certain Wireline segment assets, which use the group depreciation method.  The group depreciation method develops a depreciation rate based on the average useful life of a specific group of assets, rather than each asset individually.  TDS depreciates leasehold improvement assets associated with leased properties over periods ranging from one to thirty years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets.  There were no material changes to useful lives of property, plant and equipment in 2016, 2015 or 2014.  See Note 9 — Property, Plant and Equipment for additional details related to useful lives.

Impairment of Long-lived Assets

TDS reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired.

U.S. Cellular has one asset group for purposes of assessing property, plant and equipment for impairment based on the fact that the individual operating markets are reliant on centrally operated data centers, mobile telephone switching offices and a network operations center.  U.S. Cellular operates a single integrated national wireless network, and the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities represent cash flows generated by this single interdependent network.

TDS Telecom has three asset groups of Wireline, Cable and HMS for purposes of assessing property, plant and equipment for impairment based on their integrated network, assets and operations.  The cash flows generated by each of these groups is the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities.

Agent Liabilities

U.S. Cellular has relationships with agents, which are independent businesses that obtain customers for U.S. Cellular.  At December 31, 2016 and 2015, U.S. Cellular had accrued $57 million and $76 million, respectively, for amounts due to agents.  These amounts are included in Other current liabilities in the Consolidated Balance Sheet.

Debt Issuance Costs

Debt issuance costs include underwriters’ and legal fees and other charges related to issuing various borrowing instruments and other long-term agreements, and are amortized over the respective term of each instrument.  TDS presents certain debt issuance costs in the balance sheet as an offset to the related debt obligation.  Debt issuance costs related to TDS and U.S. Cellular’s revolving credit facilities are recorded in Other assets and deferred charges in the Consolidated Balance Sheet.

Asset Retirement Obligations

TDS accounts for asset retirement obligations by recording the fair value of a liability for legal obligations associated with an asset retirement in the period in which the obligations are incurred.  At the time the liability is incurred, TDS records a liability equal to the net present value of the estimated cost of the asset retirement obligation and increases the carrying amount of the related long-lived asset by an equal amount.  Until the obligation is fulfilled, TDS updates its estimates relating to cash flows required and timing of settlement.  TDS records the present value of the changes in the future value as an increase or decrease to the liability and the related carrying amount of the long-lived asset.  The liability is accreted to future value over a period ending with the estimated settlement date of the respective asset retirement obligation.  The carrying amount of the long-lived asset is depreciated over the useful life of the related asset.  Upon settlement of the obligation, any difference between the cost to retire the asset and the recorded liability is recognized in the Consolidated Statement of Operations.

Treasury Shares	Common Shares repurchased by TDS are recorded at cost as treasury shares and result in a reduction of equity. When treasury shares are reissued, TDS determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Capital in excess of par value or Retained earnings.
Revenue Recognition

Revenues related to services are recognized as services are rendered.  Revenues billed in advance or in arrears of the services being provided are estimated and deferred or accrued, as appropriate.  Revenues from sales of equipment, products and accessories are recognized when TDS no longer has any requirements to perform, when title has passed and when the products are accepted by the customer.

Multiple Deliverable Arrangements

U.S. Cellular and TDS Telecom sell multiple element service and equipment offerings.  In these instances, revenues are allocated using the relative selling price method.  Under this method, arrangement consideration is allocated to each element on the basis of its relative selling price.  Revenue recognized for the delivered items is limited to the amount due from the customer that is not contingent upon the delivery of additional products or services.

Loyalty Reward Program

In March 2015, U.S. Cellular announced that it would discontinue its loyalty reward program effective September 1, 2015.  All unredeemed reward points expired at that time and the deferred revenue balance of $58 million related to such expired points was recognized as service revenues.

U.S. Cellular followed the deferred revenue method of accounting for its loyalty reward program.  Under this method, revenue allocated to loyalty reward points was deferred.  The amount allocated to the loyalty points was based on the estimated retail price of the products and services for which points were redeemable divided by the number of loyalty points required to receive such products and services.  This was calculated on a weighted average basis and required U.S. Cellular to estimate the percentage of loyalty points that would be redeemed for each product or service.

Revenue was recognized at the time of customer redemption or when such points were depleted via an account maintenance charge.  U.S. Cellular employed the proportional model to recognize revenues associated with breakage.  Under the proportional model, U.S. Cellular allocated a portion of the estimated future breakage to each redemption and recorded revenue proportionally.

Equipment Installment Plans

TDS equipment revenue under equipment installment plan contracts is recognized at the time the device is delivered to the end-user customer for the selling price of the device, net of any deferred imputed interest or trade-in right, if applicable.  Imputed interest is reflected as a reduction to the receivable balance and recognized over the duration of the plan as Service revenues.  See Note 3 — Equipment Installment Plans for additional information.

Incentives

Discounts and incentives that are deemed cash are recognized as a reduction of Operating revenues concurrently with the associated revenue.

U.S. Cellular issues rebates to its agents and end customers.  These incentives are recognized as a reduction to revenue at the time the wireless device sale to the customer occurs.  The total potential rebates and incentives are reduced by U.S. Cellular’s estimate of rebates that will not be redeemed by customers based on historical experience of such redemptions.

Activation Fees

TDS charges its end customers activation fees in connection with the sale of certain services and equipment.  Activation fees charged by TDS Telecom in conjunction with a service offering are deferred and recognized over the average customer’s service period.  Device activation fees charged at both agent locations and U.S. Cellular company-owned retail stores in connection with equipment installment plan device transactions are deferred and recognized over a period that corresponds with the equipment upgrade eligibility date based on the contract terms.  Device activation fees charged at U.S. Cellular agent locations in connection with subsidized device sales are deferred and recognized over a period that corresponds with the length of the customer’s service contract.  Device activation fees charged at U.S. Cellular company-owned retail stores in connection with subsidized device sales are recognized at the time the device is delivered to the customer.

Amounts Collected from Customers and Remitted to Governmental Authorities

TDS records amounts collected from customers and remitted to governmental authorities on a net basis within a tax liability account if the tax is assessed upon the customer and TDS merely acts as an agent in collecting the tax on behalf of the imposing governmental authority.  If the tax is assessed upon TDS, then amounts collected from customers as recovery of the tax are recorded in Service revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations.  The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $85 million, $95 million and $113 million for 2016, 2015 and 2014, respectively.

Wholesale Revenues

TDS Telecom earns wholesale revenues in its Wireline segment as a result of its participation in revenue pools with other telephone companies for interstate revenue and for certain intrastate revenue.  Such pools are funded by long distance revenue and/or access charges within state jurisdictions and by access charges in the interstate jurisdiction.  Wholesale revenues earned through the various pooling processes are recorded based on estimates following the National Exchange Carrier Association’s rules as approved by the FCC.

Eligible Telecommunications Carrier (“ETC”) Revenues

Telecommunications companies may be designated by states, or in some cases by the FCC, as an ETC to receive support payments from the Universal Service Fund if they provide specified services in “high cost” areas.  ETC revenues recognized in the reporting period represent the amounts which U.S. Cellular is entitled to receive for such period, as determined and approved in connection with U.S. Cellular’s designation as an ETC in various states.

Advertising Costs	TDS expenses advertising costs as incurred. Advertising costs totaled $263 million, $268 million and $228 million in 2016, 2015 and 2014, respectively.
Income Taxes

TDS files a consolidated federal income tax return.  Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences.  Both deferred tax assets and liabilities are measured using the tax rates anticipated to be in effect when the temporary differences reverse.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.  Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized.  TDS evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment.  Deferred taxes are reported as a net non-current asset or liability by jurisdiction.  Any corresponding valuation allowance to reduce the amount of deferred tax assets is also recorded as non-current.

Stock-Based Compensation and Other Plans

TDS has established long-term incentive plans, dividend reinvestment plans, and a non-employee director compensation plan.  The dividend reinvestment plan of TDS is not considered a compensatory plan and, therefore, recognition of compensation costs for grants made under this plan is not required.  All other plans are considered compensatory plans; therefore, recognition of compensation costs for grants made under these plans is required.

TDS recognizes stock compensation expense based upon the fair value of the specific awards granted using established valuation methodologies.  The amount of stock compensation cost recognized on either a straight-line basis or graded attribution method is based on the portion of the award that is expected to vest over the requisite service period which generally represents the vesting period.  Stock-based compensation cost recognized has been reduced for estimated forfeitures.  Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  See Note 17 — Stock-Based Compensation for additional information.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued Accounting Standards Update 2014-09, Revenue from Contracts with Customers (“ASU 2014-09”) and has since amended the standard with Accounting Standards Update 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date, Accounting Standards Update 2016-08, Revenue from Contracts with Customers: Principal versus Agent Considerations (Reporting Revenue Gross versus Net), Accounting Standards Update 2016-10, Revenue from Contracts with Customers: Identifying Performance Obligations and Licensing, Accounting Standards Update 2016-12, Revenue from Contracts with Customers: Narrow-Scope Improvements and Practical Expedients, and Accounting Standards Update 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers.  These standards replace existing revenue recognition rules with a single comprehensive model to use in accounting for revenue arising from contracts with customers.  TDS is required to adopt ASU 2014-09, as amended, on January 1, 2018.  Early adoption as of January 1, 2017 is permitted; however, TDS did not adopt early.  ASU 2014-09, as amended, impacts TDS’ revenue recognition related to the allocation of contract revenues between various services and equipment, and the timing of when those revenues are recognized.  In addition, ASU 2014-09 requires deferral of incremental contract acquisition and fulfillment costs and subsequent expense recognition over the contract period or expected customer life.  TDS has identified that new systems, processes and controls are required to adopt ASU 2014-09, as amended.  TDS has substantially completed the design and development of new systems to perform revenue recognition accounting under the provisions of ASU 2014-09, as amended, and is currently engaged in the process of testing these new systems.  TDS expects to transition to the new standard under the modified retrospective transition method whereby a cumulative effect adjustment is recognized upon adoption and the guidance is applied prospectively.  Upon adoption, the cumulative effect adjustment is expected to include the establishment of contract asset and contract liability accounts with a corresponding adjustment to retained earnings to reflect the reallocation of revenues between service and equipment.  Reallocation impacts generally arise when bundle discounts are provided in a contract arrangement that includes equipment and service performance obligations.  In these cases, the revenue will be reallocated according to the relative stand-alone selling prices of the performance obligations included in the bundle and this may be different than how the revenue is billed to the customer and recognized under current guidance.  In addition, contract cost assets will be established to reflect costs that will be deferred as incremental contract acquisition and fulfillment costs.  Incremental contract acquisition costs generally relate to commission costs paid to sales associates while fulfillment costs are generally related to service installation costs on the wireline and cable business.  TDS is evaluating the full effects that adoption of ASU 2014-09, as amended, will have on its financial position and results of operations.

In July 2015, the FASB issued Accounting Standards Update 2015-11, Inventory: Simplifying the Measurement of Inventory (“ASU 2015-11”), which requires inventory to be measured at the lower of cost or net realizable value.  TDS adopted ASU 2015-11 on January 1, 2017.  The adoption of ASU 2015-11 will not have a significant impact on TDS’ financial position or results of operations.

In January 2016, the FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall: Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”).  This ASU introduces changes to current accounting for equity investments and financial liabilities under the fair value option and the presentation and disclosure requirements for financial instruments.  TDS is required to adopt ASU 2016-01 on January 1, 2018.  Certain provisions are eligible for early adoption.  The adoption of ASU 2016-01 is not expected to have a significant impact on TDS’ financial position or results of operations.

In February 2016, the FASB issued Accounting Standards Update 2016-02, Leases (“ASU 2016-02”).  ASU 2016-02 requires lessees to record a right-of-use asset and lease liability for almost all leases.  This ASU does not substantially impact lessor accounting.  TDS is required to adopt ASU 2016-02 on January 1, 2019.  Early adoption is permitted.  Upon adoption of ASU 2016-02, TDS expects a substantial increase to assets and liabilities on its balance sheet.  TDS is evaluating the full effects that adoption of ASU 2016-02 will have on its financial position and results of operations.

In March 2016, the FASB issued Accounting Standards Update 2016-04, Liabilities – Extinguishments of Liabilities: Recognition of Breakage from Certain Prepaid Stored-Value Products (“ASU 2016-04”).  ASU 2016-04 requires companies that sell prepaid stored-value products redeemable for goods, services or cash at third-party merchants to recognize breakage (i.e., the value that is ultimately not redeemed by the consumer) in a way that is consistent with how it will be recognized under the new revenue recognition standard.  TDS is required to adopt ASU 2016-04 on January 1, 2018.  Early adoption is permitted.  The adoption of ASU 2016-04 is not expected to have a significant impact on TDS’ financial position or results of operations.

In March 2016, the FASB issued Accounting Standards Update 2016-09, Compensation – Stock Compensation: Improvements to Employee Share-Based Payment Accounting (“ASU 2016-09”).  ASU 2016-09 intends to simplify the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows.  TDS adopted ASU 2016-09 on January 1, 2017.  Upon adoption, TDS will no longer record adjustments in Capital in excess of par value relating to the tax consequences of share-based payment transactions.  Future tax windfalls and shortfalls will be recognized as discrete items within Income tax expense (benefit) on the Consolidated Statement of Operations in the period in which they occur.  TDS has elected to continue to reduce stock compensation expense for estimated forfeitures.  TDS’ adoption of this standard is not expected to have a significant impact on its financial position or results of operations, except as it relates to income tax expense, which will be directly impacted in future periods upon the exercise of stock options and the vesting of restricted stock awards.

In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments – Credit Losses: Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”).  ASU 2016-13 requires entities to use a new forward-looking, expected loss model to estimate credit losses.  It also requires additional disclosure relating to the credit quality of trade and other receivables, including information relating to management’s estimate of credit allowances.  TDS is required to adopt ASU 2016-13 on January 1, 2020.  Early adoption as of January 1, 2019 is permitted.  TDS is evaluating the effects that adoption of ASU 2016-13 will have on its financial position, results of operations and disclosures.

In August 2016, the FASB issued Accounting Standards Update 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments (“ASU 2016-15”).  ASU 2016-15 provides guidance on eight targeted cash flow classification issues.  TDS adopted ASU 2016-15 on December 31, 2016.  TDS has historically followed the guidance prescribed by ASU 2016-15 for past transactions and therefore the adoption of ASU 2016-15 had no impact on TDS’ statement of cash flows.

In October 2016, the FASB issued Accounting Standards Update 2016-16, Income Taxes: Intra-Entity Transfers of Assets Other Than Inventory (“ASU 2016-16”).  ASU 2016-16 impacts the accounting for the income tax consequences of intra-entity transfers of assets other than inventory when the transfer occurs between entities in different tax jurisdictions.  TDS is required to adopt ASU 2016-16 on January 1, 2018.  Early adoption is permitted.  The adoption of ASU 2016-16 is not expected to have a significant impact on TDS’ financial position or results of operations.

In October 2016, the FASB issued Accounting Standards Update 2016-17, Consolidation: Interests Held through Related Parties That Are under Common Control (“ASU 2016-17”).  ASU 2016-17 provides guidance on how a reporting entity that is the single decision maker of a VIE should treat indirect interests in an entity held through related parties that are under common control.  TDS adopted ASU 2016-17 on January 1, 2017.  The adoption of ASU 2016-17 will not have an impact on TDS’ financial position or results of operations.

In November 2016, the FASB issued Accounting Standards Update 2016-18, Statement of Cash Flows: Restricted Cash (“ASU 2016-18”).  ASU 2016-18 provides guidance on the placement and reconciliation of restricted cash in the statement of cash flows.  TDS is required to adopt ASU 2016-18 on January 1, 2018.  Early adoption is permitted.  The adoption of ASU 2016-18 is not expected to have a significant impact on TDS’ statement of cash flows.

In January 2017, the FASB issued Accounting Standards Update 2017-01, Business Combinations: Clarifying the Definition of a Business (“ASU 2017-01”).  ASU 2017-01 clarifies the definition of a business to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses.  TDS is required to adopt ASU 2017-01 on January 1, 2018.  TDS adopted ASU 2017-01 on January 1, 2017.  The adoption of ASU 2017-01 did not have an impact on TDS’ financial position or results of operations, but it may impact the accounting for future acquisitions and dispositions of businesses and assets.

In January 2017, the FASB issued Accounting Standards Update 2017-04, Intangibles — Goodwill and Other: Simplifying the Test for Goodwill Impairment (“ASU 2017-04”).  ASU 2017-04 eliminates Step 2 of the current goodwill impairment test.  Goodwill impairment loss will be measured as the amount by which a reporting unit’s carrying amount exceeds its fair value.  TDS is required to adopt ASU 2017-04 on January 1, 2020.  Early adoption is permitted.  TDS is assessing whether it will early adopt ASU 2017-04.  ASU 2017-04 could impact TDS’ results of operations upon early adoption or the effective date should any of its reporting units fail the goodwill impairment test.

Variable Interest Entities

TDS consolidates variable interest entities (“VIEs”) in which it has a controlling financial interest as defined by GAAP and is therefore deemed the primary beneficiary.  A controlling financial interest will have both of the following characteristics: (a) the power to direct the VIE activities that most significantly impact economic performance and (b) the obligation to absorb the VIE losses and right to receive benefits that are significant to the VIE.  TDS reviews these criteria initially at the time it enters into agreements and subsequently when events warranting reconsideration occur.  These VIEs have risks similar to those described in the “Risk Factors” in TDS’ Form 10-K for the year ended December 31, 2016.

Legal proceedings

TDS is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts.  If TDS believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss.  If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued.  The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events.  The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures.  The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.